Republic Airways Holdings Inc. Investor Presentation September 5, 2012

Safe Harbor Disclosure 2 © Republic Airways Holdings Inc. Statements in this presentation, as well as oral statements that may be made by officers or directors of Republic Airways Holdings Inc., its advisors, affiliates or subsidiaries (collectively or separately the “Company”), that are not historical fact constitute “forward - looking statements”. Such forward - looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by the forward - looking statements. Such risks and uncertainties are outlined in the Company’s Annual Report on Form 10 - K, most recent Quarterly Report and other documents filed with the SEC from time to time. The Company cautions users of this presentation not to place undue reliance on forward - looking statements, which may be based on assumptions and anticipated events that do not materialize. Disclaimer

Agenda I. Capacity and Fleet Trends II. 1 st Half 2012 results III. 2012, 2013 and the Future at RJET IV. Questions © Republic Airways Holdings Inc. 3

I. CAPACITY AND FLEET TRENDS 4 © Republic Airways Holdings Inc.

Fleet and Capacity Allocations: Regional Aircraft 5 © Republic Airways Holdings Inc. Operating Fleet Capacity 2010 2011 2012(E) 2013(E) 2010 2011 2012(E) 2013(E)

Domestic Large RJ Carriers (RJET 2013 Fleet Forecast) 6 © Republic Airways Holdings Inc. *Operating in Chapter 11 Bankruptcy protection 556 70 142 156 26 29 35 6 171 170 47 19 67 58 14 28 0 100 200 300 400 500 600 700 800 Skywest Republic American Eagle* Pinnacle* Trans States Mesa PSA Comair 30 - 50 seat 64 - 99 seat

Pre - Tax Margin Trends ▪ Fixed - Fee profitability has come under pressure in recent years, due to lack of growth and benign CPI - related rate increases ▪ Republic’s profitability has been among the industry leaders through recent history, with pre - tax profitability higher than regional peers ▪ We anticipate Republic regional jet margins to stabilize in the 4% - 6% range (3) 1. Based on public filings 2. Pre - tax Income shown ex. - items for 2009 - 2011, see reconciliation in appendix 3. Assumes a successful Chautauqua restructuring outcome Fixed - Fee Profits Have Come Under Pressure, but Republic remains profitable 7 11.1% 11.5% 10.4% 9.3% 8.5% 8.2% 3.7% 9.2% 7.7% 7.4% 4.9% 5.3% 5.0% - 1.4% 9.9% 9.8% 6.1% 2.5% 4.9% 2.9% - 3.7% - 4.0% 0.0% 4.0% 8.0% 12.0% 16.0% 2005 2006 2007 2008 2009 2010 2011 Regional Carrier Pre - Tax Margins (ex - items) (1)(2) Republic Skywest Pinnacle © Republic Airways Holdings Inc.

Our Fleet Plan 8 Frontier ► Frontier fleet will include Airbus only, with pro - rate flying on 5 E190 aircraft operated by Republic ► Shifting mix from A319 to A320 aircraft with more seats per aircraft, lower CASM © Republic Airways Holdings Inc. Republic ► Reduced pro - rate flying for Frontier ► New CPA for Q400 aircraft ► New CPA for ERJ aircraft ► Subleased aircraft total 14 ► Only 7 parked aircraft by 12/31/12 ► Sale of 5 E190 aircraft to US Airways will occur between Q4 - 12 and Q1 - 13 12/10 12/11 (plan) 12/12 (plan) 12/13 Aircraft CPA/Charter 177 182 202 213 Pro-rate 48 27 13 5 Parked 2 14 7 22 A318 5 4 3 - A319 38 41 37 31 A320 7 15 16 22 Total 277 283 278 293 Frontier Republic Airbus Aircraft

II. 1 ST HALF 2012 RESULTS ► Additional CPA flying announced on ERJs and Q400s with United ► Streamlining Frontier Network ► Separate Frontier management in Denver 9 © Republic Airways Holdings Inc.

1 st Half 2012 Republic Results 10 © Republic Airways Holdings Inc. ► More aircraft under fixed - fee arrangements ► Significantly reduced pro - rate losses by grounding 50 - seat regional jets ► We continue to grow our Republic business with new CPA opportunities 13.1 31.9 27.6 (11.3) 2.5 - 10.0 20.0 30.0 40.0 50.0 1st Half 2011 Reduced Pro - rate losses Parked AC Other 1st Half 2012 2011 2012 Change Percent Operating Revenues 778.4$ 712.7$ (65.7)$ -8.4% Operating Expenses Fuel Expense 163.9 114.1 (49.8) -30.4% All Other Expenses 534.9 504.6 (30.3) -5.7% Operating Income (loss) 79.6 94.0 14.4 18.1% Other Income (expense) (66.5) (62.1) 4.4 -6.6% Income (loss) before Income Taxes (GAAP) 13.1$ 31.9$ 18.8$ 143.5% ASMs (millions) 6,979 6,720 (259) -3.7% Block Hours (thousands) 355 347 (9) -2.4% For the six months ended June 30,

Growth into 2012 ► Signed CPA for extended flying of twelve E145s for United - Continental through 2014 ► Executed an eight year CPA agreement for 32 Q400 aircraft flying with United - Continental, which includes our 4 owned aircraft previously parked ► Reduced parked aircraft by putting them to back to work; anticipate having all but 7 aircraft back in CPA service by the end of 2012, when original plan anticipated having 27 parked aircraft at end of 2012 11 © Republic Airways Holdings Inc.

1 st Half 2012 Frontier Results 12 © Republic Airways Holdings Inc. ► 2011 restructuring positioned Frontier for solid business improvement ► Significant Network Improvement (APAS drives TRASM gains) ► Lower fuel burn per ASM, but higher price per gallon ► New Management team focused on Transformation to ultra low cost carrier platform (71.6) (4.9) 55.0 (15.0) 25.7 1.0 (80.0) (70.0) (60.0) (50.0) (40.0) (30.0) (20.0) (10.0) - 1st Half 2011 Network Improvement Fuel CPG Restructuring Improvement Other 1st Half 2012 2011 2012 Change Percent Operating Revenues 620.4 715.5 95.1 15.3% Operating Expenses Fuel Expense 243.7 268.8 25.1 10.3% All Other Expenses 444.7 448.7 4.0 0.9% Operating Income (loss) (68.0) (2.0) 66.0 -97.1% Other Income (expense) (3.6) (2.9) 0.7 -19.4% Income (loss) before Income Taxes (GAAP) (71.6) (4.9) 66.7 -93.2% ASMs (millions) 5,668 6,042 374 6.6% Block Hours (thousands) 107 110 3 2.8% Fuel Price per Gallon 3.27$ 3.37$ 0.10$ 3.1% June 30, For the six months ended

2011 Business Improvement Plan - Successful ► Frontier restructuring scorecard shows significant turn around ► Continued efforts to optimize the network and reduce spending ► New management team engaged and on - site in Denver 13 © Republic Airways Holdings Inc. (a) Expect to obtain the remaining savings in 2012 ($$ in MM) Original Target Amount Achieved Frontier Total Fleet and Network 25.0$ 50.0$ Total Labor and Benefits 25.0 27.0 Fuel Conservation 10.0 10.0 Total Aircraft Leases 30.0 26.3 Total Distribution and Advertising 10.0 7.5 Total Other 20.0 15.0 (a) Total Restructuing Target 120.0$ 135.8$

1 st Half 2012 Consolidated Results 14 © Republic Airways Holdings Inc. ► Significant improvement as a direct result of business improvements at Frontier in the second half of 2011 ► Utilization of EJet aircraft under fixed - fee agreements mitigated parked aircraft costs ► RJET management now focused on Chautauqua restructuring effort 2011 2012 Change Percent Operating Revenues 1,398.8$ 1,428.2$ 29.4$ 2.1% Operating Expenses Fuel Expense 407.6 382.9 (24.7) -6.1% All Other Expenses 979.6 953.3 (26.3) -2.7% Operating Income (loss) 11.6 92.0 80.4 693.1% Other Income (expense) (70.1) (65.0) 5.1 -7.3% Income (loss) before Income Taxes (GAAP) (58.5)$ 27.0$ 85.5$ -146.2% ASMs (millions) 13,073 12,762 (311) -2.4% Block Hours (thousands) 479 457 (22) -4.7% Fuel Price per Gallon 3.27$ 3.24$ (0.03)$ -0.9% Change in Cash (3.5)$ 39.7$ 43.2$ 1234.3% For the six months ended June 30, (58.5) 27.0 55.0 27.6 (15.0) 25.7 (11.3) 3.5 (80.0) (60.0) (40.0) (20.0) - 20.0 40.0 1st Half 2011 Network Improvement Reduced Pro - rate Fuel CPG Restructuring Improvement Parked AC Other 1st Half 2012

Five Quarter Liquidity Progression 15 © Republic Airways Holdings Inc. ► Total cash at approximately 14% of trailing twelve month revenue, which is considered below adequate levels for an airline of our size. ► Remain in compliance with our debt covenants ► Cash is in line from previous quarter with goal to increase unrestricted balance in Q3 and Q4 ► Sept. 30, 2012 unrestricted Cash forecast ($190 - $200) ► Evaluating further liquidity generating initiatives in 2H - 2012 $191.3 $184.7 $219.3 $177.5 $180.3 $235.5 $204.8 $151.4 $219.0 $230.1 15% 14% 13% 14% 14% 0% 4% 8% 12% 16% 20% $ - $100 $200 $300 $400 $500 $600 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 Unrestricted Cash Restricted Cash % of TTM Revenue (in millions)

III. 2012, 2013 AND THE FUTURE AT RJET 16 © Republic Airways Holdings Inc. ► Chautauqua Restructuring ► Pilot Negotiations ► Frontier Separation

Chautauqua Restructuring Update Assuming no CPA extensions, Chautauqua would lose approximately $325m in cash flow from 2013 to 2017. Restructuring was not an option. The only question was would it be consensual or non - consensual. ► Engaged Seabury Advisors to assist the management team in this effort ► Diligently pursued a comprehensive restructuring program to improve cash flow results $40m - $60m on an average annual basis over the same period ► Executed LOIs with multiple stakeholders with conditions precedent including final documentation and corporate approvals; which would provide $40m - $50m of the targeted annual improvement ► Negotiating with other stakeholders to obtain the remaining targeted cash flow improvements ► Anticipate executing final agreements by mid - October ► Working to put remaining, idle ERJ aircraft back into service and position us to extend CPA’s at expiry over the next several years 17 © Republic Airways Holdings Inc. Note: See “safe harbor” disclosure at beginning of presentation

Republic Pilot Negotiations - update 18 © Republic Airways Holdings, Inc. ► Aug. 1, 2012 - Annual Shareholder meeting vote for proposal 4 (Chairman of Board of Directors be an independent director) was voted down by our Shareholders ► Aug. 1, 2012 - National Mediation Board (NMB) denied the request for release requested by the International Brotherhood of Teamsters ► Aug. 24, 2012 - RJET presented a new pilot compensation proposal increasing both Captain and First Officer pay above the average for our industry peer group ► Aug. 28, 2012 – The NMB assigned a new, senior mediator to supervise future negotiations; no new meeting dates have been scheduled The Company remains committed to providing peer group competitive wages, benefits and work rules for its crew members

Latest Pilot Compensation Proposal 2013 Annual Pilot Costs 19 © Republic Airways Holdings, Inc. (USD millions) 1.7 5.9 184 183 182 181 187 186 185 Previous FO Proposal Per diem Proposal 0.5 2013 Base Pilot Costs 178.8 180 179 0 +5% Revised 2013 Pilot Cost 187.0 Incremental FO rate proposal 0.1 CA Rate Proposal Total Previous Proposal 185.2 5.9 1.7

Regional Airline Scope Opportunities: 2013 and beyond ► Current American agreement for 15, 44 - seat E140 aircraft expires in February 2013 ► AMR bankruptcy process offers significant scope relief to allow larger aircraft to operate under CPA’s with regional carriers ► Perhaps as many as 250, 76 - 80 seat, dual class regional jets for future deployment ► Will likely require more than 1 regional carrier to execute ► American Eagle to become separate, stand alone entity ► Additional large regional jet opportunities may also be developed with both Delta and United ► Our outlook is one of cautious optimism 20 © Republic Airways Holdings Inc.

Frontier Transformation Continues 21 © Republic Airways Holdings Inc. Comparison Six months ended June 30, 2012 Six months ended June 30, 2011 Change Revenue RASM $713.1 $0.1180 $620.4 $0.1094 14.9% 7.9% CASM ex - fuel $0.0743 $0.0784 (5.2%) Fuel Price $3.37 $3.27 3.1% Operating Margin - 0.3% - 11.0% 10.7 pp Pre - Tax Profit/Loss (GAAP) - $4.9 - $71.6 $66.7m

Frontier Separation – The Plan ► Several options ► Spin - off - IPO ► Sale to another airline ► Sale to private equity ► Any combination of the above ► Hired advisors – Barclay’s Capital ► Designated management team to focus on Frontier Operations ► Transformation of Frontier into an ultra low cost carrier continues ► Transaction completion not expected until 1 st half 2013 22 © Republic Airways Holdings Inc.

Guidance – Q3 2012 23 © Republic Airways Holdings Inc. Provided on Q2 2012 Earnings Call Current Update Consolidated EPS $0.45 - $0.55 Consolidated EPS $0.40 - $0.50 Unrestricted Cash $190 - $200 million Fuel cost per gallon (net of hedges) $3.05 - $3.15 Fuel cost per gallon (net of hedges) $3.25 - $3.30 Frontier TRASM $0.124 - $0.126 Frontier CASM (excluding fuel) $0.074 - $0.076 Load Factor 90% - 92% Frontier Operating Margin 7% - 9% Frontier Operating Margin 5% - 7% Republic CASM (excluding fuel and including interest) $0.086 - $0.087 Pre - tax margin 3% - 5%

IV. QUESTIONS 24 © Republic Airways Holdings Inc.

RJET's Vision

1 Complete Chautauqua restructuring program

- Restructure ~$600M of debt and lease obligations for 84 50-seat or smaller aircraft
- Fully align timing of aircraft obligations and CPA expiration dates
- Secure competitive 5-year CBA with our pilot group

2 Return idle 50-seat fleet to service

- Return grounded ERJ-140/145 and aircraft coming off CPAs back to productive service
- Improve return on fixed assets

3 Spin off Frontier

- Spin off Frontier Airlines while maintaining, where profitable, E190 flying on prorate basis
- Return full focus to CPA flying operations

4 Grow 69+-seat CPA flying by being "best in class"

- Rebuild balance sheet liquidity and sustainable profitability
- Seek new 69+-seat CPA flying by maintaining cutting-edge competitive costs and superior products and services

Outcomes

- A substantially restructured Chautauqua would be in a position to complete for the limited amount of small RJ CPAs expiring over the next few years
- Restructuring gains cannot be reversed by a non-competitive Pilot CBA

© Republic Airways Holdings Inc. 25

V. APPENDIX 26 © Republic Airways Holdings Inc. ► Reconciliations to GAAP basis accounting

Appendix A Description of items: 27 © Republic Airways Holdings Inc. 2010 Republic Frontier 2011 Integration and fleet transition expenses 56.4 13.3 40.0 53.3 Non-recurring impairment 11.5 191.1 - 191.1 Fuel excise tax and mark-to-market hedge adjustments 6.2 - (3.8) (3.8) Gain on sale of assets - (2.4) - (2.4) Severe storm/ hailstorm impact 7.5 2.0 12.0 14.0 Reduction of Midwest lease obligations (5.2) - - - 76.4$ 204.0$ 48.2$ 252.2$

Appendix B Reconciliation of Republic Pre - tax Margins: 28 © Republic Airways Holdings Inc. For the years ended December 31, (in millions) 2009 2010 2011 Total Operating Revenues 1,180.4$ 1,030.4$ 1,533.9$ Income (loss) before income taxes (GAAP) 86.7$ 77.3$ (147.1)$ Items 15.3 6.8 203.7 Ex-item income (loss) before income taxes 102.0$ 84.1$ 56.6$ Ex-item pre-tax margin 8.6% 8.2% 3.7% Note: 2009 and 2010 are the fixed - fee segment, while 2011 is the Republic segment.